UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 22, 2009
Willis Group Holdings Limited
(Exact Name of Registrant as Specified in Its Charter)
Bermuda
(State or Other Jurisdiction of Incorporation)

001-16503	98-0352587

(Commission File Number)	(IRS Employer Identification No.)
c/o Willis Group Limited
51 Lime Street
London EC3M 7DQ, England

(Address of Principal Executive Offices)
(44) (20) 7488-8111

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On September 22, 2009, Willis North America Inc., a Delaware corporation (the “Issuer”), Willis Group Holdings Limited, a Bermuda company and parent company of the Issuer (the “Parent”) and Willis UK Holdings Limited, TA I Limited, TA II Limited, TA III Limited, Trinity Acquisition plc, TA IV Limited and Willis Group Limited (each a company organized under the laws of England and Wales, and, together with the Parent, the “Guarantors”) entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC and J.P. Morgan Securities Inc., as the representatives of the several underwriters named therein (the “Underwriters”), in connection with the offer and sale of $300 million aggregate principal amount of 7.0% Senior Notes due 2019, fully and unconditionally guaranteed by the Guarantors (the “Notes”). The Notes are being sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333 -160129) and a related preliminary prospectus supplement and prospectus supplement filed with the Securities and Exchange Commission.
The Issuer expects to receive net proceeds, after underwriting discounts and expenses, of approximately $296 million. The offering of the Notes is expected to close on September 29, 2009, subject to customary closing conditions.
The Notes will be issued pursuant to an indenture (the “Indenture”) dated July 1, 2005 among the Issuer, the guarantors named therein and The Bank of New York (now known as The Bank of New York Mellon), as trustee (the “Trustee”), as amended to date and as further amended by the fourth supplemental indenture to be dated on or about September 29, 2009 between the Issuer, the Guarantors and the Trustee.
The foregoing disclosure of the Underwriting Agreement and the Indenture is qualified in its entirety by reference to the Underwriting Agreement and the Indenture. The Indenture has been included as Exhibit 4.1 to the Parent’s Current Report on Form 8-K, filed on July 1, 2005, and the Underwriting Agreement is filed as Exhibit 1.1 hereto. The Indenture and the Underwriting Agreement are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

Exhibit No.	Description
1.1.	Underwriting Agreement, dated September 22, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIS GROUP HOLDINGS LIMITED
Date: September 28, 2009	By:	/s/ Patrick C. Regan
		Name:	Patrick C. Regan
		Title:	Group Chief Operating Officer and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated September 22, 2009

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